UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 20, 2026
Date of Report (Date of earliest event reported)
DELEK US HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38142		35-2581557
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

310 Seven Springs Way, Suite 500	Brentwood	Tennessee	37027
(Address of Principal Executive)			(Zip Code)
(615) 771-6701
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2026, the stockholders of the Company approved the 2026 Long-Term Incentive Plan (the “2026 Plan”) at the Annual Meeting.

The 2026 Plan replaces the Company’s 2016 Long-Term Incentive Plan. No further awards will be made under the 2016 Long-Term Incentive Plan. The 2026 Plan is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the United States Securities and Exchange Commission on March 10, 2026, as supplemented by the Supplement to the Definitive Proxy Statement filed on March 27, 2026, each of which is incorporated by reference herein.

The foregoing description of the 2026 Plan is qualified in its entirety by reference to the full text of the 2026 Plan and forms of award agreements, which are attached hereto as exhibits and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting (the “Annual Meeting”) of the stockholders of Delek US Holdings, Inc. (the “Company”) was held on April 20, 2026. A quorum was present at the Annual Meeting. The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1
Election of Ten Directors

Voting results for the election of directors were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Ezra Uzi Yemin	46,497,652	328,928	145,713	4,455,075
Avigal Soreq	46,557,113	270,817	144,363	4,455,075
Christine Benson-Schwartzstein	46,760,293	64,738	147,262	4,455,075
William J. Finnerty	46,370,909	454,218	147,166	4,455,075
Richard J. Marcogliese	46,678,797	146,902	146,594	4,455,075
Leonardo Moreno	46,778,586	45,053	148,654	4,455,075
Gary M. Sullivan, Jr.	46,458,438	366,361	147,494	4,455,075
Vasiliki (Vicky) Sutil	43,781,887	3,042,165	148,241	4,455,075
Laurie Z. Tolson	46,574,132	240,423	157,738	4,455,075
Shlomo Zohar	46,153,737	670,431	148,125	4,455,075

Accordingly, all ten of the Company’s nominees were elected to serve as directors of the Company until the 2027 Annual Meeting of Stockholders or until their respective successors are appointed, elected and qualified.

Proposal 2
Advisory Vote on Executive Compensation

The Company’s executive compensation program for our named executive officers, as described in the Proxy Statement, was approved on an advisory, non-binding basis, by the following vote:

For	Against	Abstain	Broker Non-Votes
46,352,822	304,345	315,126	4,455,075

Proposal 3
The 2026 Long-Term Incentive Plan

Voting results for the approval of the 2026 Plan were as follows:

For	Against	Abstain	Broker Non-Votes
41,468,551	5,175,365	328,377	4,455,075

Proposal 4
Ratification of the Appointment of Auditors

Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
50,568,148	715,853	143,367	--

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

10.1	2026 Long-Term Incentive Plan.

10.2	Form of RSU Award Agreement under the 2026 Long-Term Incentive Plan.

10.3	Form of RSU Award Agreement for Directors under the 2026 Long-Term Incentive Plan.

10.4	Form of PRSU Award Agreement under the 2026 Long-Term Incentive Plan.

10.5	Form of Stock Appreciation Right Award Agreement under the 2026 Long-Term Incentive Plan.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2026	DELEK US HOLDINGS, INC.

/s/ Mark Hobbs
Name: Mark Hobbs
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)